UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 5, 2013

NuStar Energy L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-16417	74-2956831
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

19003 IH-10 West
San Antonio, Texas 78257

(Address of principal executive offices)

(210) 918-2000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01              Entry into a Material Definitive Agreement.

On June 5, 2013, in order to reduce its fees and expenses, NuStar Logistics, L.P. (“Logistics”), a wholly owned subsidiary of NuStar Energy L.P. (the “Partnership”), terminated the Reimbursement Agreements (as defined below) and replaced them with the Letter of Credit Agreement (as defined below).

Background

Pursuant to the Gulf Opportunity Zone Act of 2005, on: (a) June 26, 2008, the Parish of St. James, State of Louisiana (the “Parish”) issued $56,200,000 of its tax exempt revenue bonds due June 1, 2038 (the “Series 2008 Bonds”); and (b) August 9, 2011, the Parish issued $75,000,000 of its tax exempt revenue bonds due August 1, 2041 (the “Series 2011 Bonds”).

In connection with the issuance of: (a) the Series 2008 Bonds, Logistics entered into an Application for Letter of Credit and Reimbursement Agreement dated as of June 3, 2009, by and between JPMorgan Chase Bank, N.A. (“JPM”) and Logistics (the “Series 2008 Reimbursement Agreement”), pursuant to which JPM agreed to cause an Irrevocable Transferrable Letter of Credit (the “JPM Letter of Credit”) to be issued to U.S. Bank National Association (as trustee (the “Series 2008 Trustee”) under that certain Indenture of Trust dated as of June 1, 2008 between the Parish and the Series 2008 Trustee) in the amount of $56,939,069, which amount included (i) the principal amount of the Series 2008 Bonds outstanding on June 3, 2009, plus (ii) interest thereon as set forth in the JPM Letter of Credit for a period of forty days; and (b) the Series 2011 Bonds, Logistics entered into an Application for Letter of Credit and Reimbursement Agreement dated as of August 9, 2011, by and between Wells Fargo Bank, National Association (“WFB”) and Logistics (the “Series 2011 Reimbursement Agreement,” and together with the Series 2008 Reimbursement Agreement, the “Reimbursement Agreements”), pursuant to which WFB agreed to cause an Irrevocable Transferrable Letter of Credit (the “WFB Letter of Credit”) to be issued to U.S. Bank National Association (as trustee (the “Series 2011 Trustee”) under that certain Indenture of Trust dated as of August 1, 2011 between the Parish and the Series 2011 Trustee) in the amount of $76,084,932, which amount included (i) the principal amount of the Series 2011 Bonds outstanding on August 9, 2011, plus (ii) interest thereon as set forth in the WFB Letter of Credit for a period of forty days

Termination of Reimbursement Agreements and Entry Into Letter of Credit Agreement

On June 5, 2013, in order to reduce its fees and expenses, Logistics terminated the Reimbursement Agreements and replaced them with a Letter of Credit Agreement dated as of June 5, 2013 (the “Letter of Credit Agreement”) among Logistics, the Partnership, the lenders party thereto and The Bank of Nova Scotia, as Issuing Bank and Administrative Agent, pursuant to which The Bank of Nova Scotia agreed to cause: (a) an Irrevocable Transferrable Letter of Credit (the “New Series 2008 Letter of Credit”) to be issued to the Series 2008 Trustee in the amount of $56,169,074, which amount included (i) the principal amount of the Series 2008 Bonds outstanding on June 5, 2013, plus (ii) interest thereon as set forth in the New Series 2008 Letter of Credit for a period of forty days; and (b) an Irrevocable Transferrable Letter of Credit (the “New Series 2011 Letter of Credit”) to be issued to the Series 2011 Trustee in the amount of $75,986,301, which amount included (i) the principal amount of the Series 2011 Bonds outstanding on June 5, 2013, plus (ii) interest thereon as set forth in the New Series 2011 Letter of Credit for a period of forty days.  Upon delivery of the New Series 2008 Letter of Credit to the Series 2008 Trustee and the New Series 2011 Letter of Credit to the Series 2011 Trustee on June 5, 2013, Logistics terminated the JPM Letter of Credit and the WFB Letter of Credit.

A copy of the Letter of Credit Agreement is filed as Exhibit 10.01 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 1.02              Termination of a Material Definitive Agreement.

The information set forth under Item 1.01 above is incorporated by reference into this Item 1.02.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	EXHIBIT
Exhibit 10.01	Letter of Credit Agreement dated as of June 5, 2013 among NuStar Logistics, L.P., NuStar Energy L.P., the Lenders party thereto and The Bank of Nova Scotia, as Issuing Bank and Administrative Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUSTAR ENERGY L.P.

	By:	Riverwalk Logistics, L.P.
its general partner

		By:	NuStar GP, LLC
its general partner

Date: June 11, 2013			By:	/s/ Amy L. Perry
				Name:	Amy L. Perry
				Title:	Vice President, Assistant General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	EXHIBIT
Exhibit 10.01	Letter of Credit Agreement dated as of June 5, 2013 among NuStar Logistics, L.P., NuStar Energy L.P., the Lenders party thereto and The Bank of Nova Scotia, as Issuing Bank and Administrative Agent.